UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 30, 2008
(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

211 N. Robinson Avenue
Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405)   775-5000
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition

On July 30, 2008, Tronox Incorporated announced its second-quarter 2008 earnings. The earnings release is attached hereto as an exhibit and is incorporated by reference herein. Slides posted on the internet in accompaniment to the earnings conference call held July 30, 2008 at 10:00 a.m. EST are also attached hereto and incorporated herein. (Also furnished pursuant to Item 7.01)
Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release and accompanying tables Dated July 30, 2008.

99.2	Presentation Slides Dated July 30, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: July 30, 2008